Prospectus supplement dated November 5, 2014
to the following prospectus(es):
America's Vision Plus Annuity and America's Vision Annuity prospectus dated May 1, 2004

Smith Barney Annuity (AO and NY) prospectus dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following changes have been made with respect to the following underlying mutual fund(s):
Effective on or about December 5, 2014, any assets or liabilities of Legg Mason Partners Variable Equity Trust - ClearBridge Variable All Cap Value Portfolio: Class I (the "Target Portfolio") are acquired by Legg Mason Partners Variable Equity Trust - ClearBridge Variable Large Cap Value Portfolio: Class I. The Target Portfolio will close to all purchases and incoming exchanges on or about December 3, 2014. Following the acquisition, the Target Portfolio will be terminated.